UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2026

Catheter Precision, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1670 Highway 160 West Suite 205 Fort Mill, SC	29708
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 691-2000

(Former name or former address, if changed since last report)
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VTAK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Catheter Precision, Inc. (the “Company”) originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 9, 2026 (the “Original Report”), which reported, among other things, the Company’s March 9, 2026 acquisition (the “Acquisition”) from Creatd, Inc. of (i) 800,200 shares of common stock of Fly Flyte, Inc., representing 80.02% of the issued and outstanding common stock of Fly Flyte, Inc., and (ii) all of the issued and outstanding membership interests of Ponderosa Air, LLC (Fly Flyte, Inc. and Ponderosa Air, LLC, collectively, “FLYTE”).

This Amendment is being filed solely to provide the financial statements of the business acquired required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which were not included in the Original Report in reliance on the provisions of Item 9.01(a)(4) of Form 8-K. Item 9.01(a)(4) of Form 8-K permits such financial statements and pro forma financial information to be filed by amendment to the Original Report not later than 71 calendar days after the date on which the Original Report was required to be filed with respect to the Acquisition.

Except as set forth herein, this Amendment does not modify or update any other disclosure contained in the Original Report. This Amendment should be read in conjunction with the Original Report and the Company’s other filings with the Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited combined financial statements of FLYTE as of and for the years ended December 31, 2025 and December 31, 2024, and the related notes thereto, together with the report of WithumSmith+Brown, PC, independent registered public accounting firm, are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company giving effect to the Acquisition, consisting of an unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025, and the related notes thereto, is filed as Exhibit 99.2 to this Amendment and is incorporated herein by reference.

Exhibit No.	Description
23.1	Consent of WithumSmith+Brown, PC, independent registered public accounting firm.

99.1	Audited combined financial statements of FLYTE as of and for the years ended December 31, 2025 and December 31, 2024.

99.2	Unaudited pro forma condensed combined financial statements of Catheter Precision, Inc. for the year ended December 31, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2026

CATHETER PRECISION, INC.

	By:	/s/ Phillip Anderson
Phillip Anderson
Chief Financial Officer